Exhibit 10.10

ANNEX V

ALLOCATION OF PURCHASE PRICE

Tranche	Purchase Price
Tranche #1	Initial Cash Purchase Price
Tranche #2	Buyer Mortgage Note #1
Tranche #3	Buyer Mortgage Note #2
Tranche #4	Buyer Mortgage Note #3
Tranche #5	Buyer Note

After Recording Return To:

Tonaquint, Inc.

303 East Wacker Drive, Suite 1200

Chicago, Illinois 60601

Attn:  John M. Fife

Above Space for Recorder’s use only

RELEASE DEED

Know all men by these presents, BONANZA GOLDFIELDS CORP., a Nevada corporation, having its principal office at 2415 East Camelback Road, Suite 700, Phoenix, AZ 85016 (“Mortgagee”), in consideration of One Dollar ($1.00) and other good and valuable consideration, the receipt of which is hereby acknowledged, does hereby release, convey and quitclaim unto Tonaquint, Inc., a Utah corporation, with an office at 303 East Wacker Drive, Suite 1200, Chicago, Illinois 60601 (“Mortgagor”), its successors and assigns, all of the right, title, interest, claim or demand whatsoever which the undersigned may have acquired in the real estate situated in Cook County, in the State of Illinois, legally described on Exhibit A attached hereto and made a part hereof (the “Mortgaged Premises”) in, through or by the document listed below, filed for record in the Recorder’s Office of Cook County, in the State of Illinois, and encumbering the Mortgaged Premises:

Document	Date of Document	Date of Recording	Document Number
Mortgage	October 1, 2012

Together with all appurtenances and privileges thereunto belonging or appertaining.

Permanent Real Estate Index Number: 03-07-100-017 and 03-07-200-007

Address of Real Estate: 3050-3060 North Kennicott Avenue, Arlington Heights, Illinois  60004

[SIGNATURE PAGE TO RELEASE DEED]

IN WITNESS WHEREOF, the undersigned has executed this Release Deed this ___ day of October 2012.

BONANZA GOLDFIELDS CORP.

By:
Name
Title

STATE OF ______________                           )

) ss.

COUNTY OF                                                         )

I, the undersigned, a Notary Public, do hereby certify that ___________________, ____________________ of Bonanza Goldfields Corp., and personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he signed and delivered such instrument as his own free and voluntary act for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this _______ day of                                                                                                                                 2012.

___________________________________

Notary Public

My Commission Expires:

[SIGNATURE PAGE TO RELEASE DEED]

EXHIBIT A

LEGAL DESCRIPTION

PARCEL ONE:

That part of the Southwest quarter of the Northeast quarter of Section 7, Township 42 North, Range 11, East of the Third Principal Meridian, bounded by a line described as follows:

Commencing at the Southwest corner of said Southwest quarter of the Northeast quarter of Section 7; thence East along the South line of the said Southwest quarter of the Northeast quarter of Section 7, a distance of 128.79 feet to the West line of Kennicott Avenue; thence North and West along the said West line of Kennicott Avenue, the following three courses, North and West along a curved line, convex to the East and having a radius of 351.76 feet for a distance of 173.75 feet, arc measure, to a point of tangent; thence Northwesterly tangent with the last described curved line, 81.96 feet to a point of curve; thence North and West along a curved line, convex to the West and having a radius of 390.00 feet, a distance of 193.80 feet to a point of tangent, said point being a point on the West line of the said Southwest quarter of the Northeast quarter, 425.00 feet North of the Southwest corner thereof and thence South along said West line of the Southwest quarter of the Northeast quarter, 425.00 feet to the place of beginning, in Cook County, Illinois.

PARCEL TWO:

The East 80.0 feet of the North 198.0 feet of the South 200.60 feet of the Northwest quarter of Section 7, Township 42 North, Range 11, East of the Third Principal Meridian, in Cook County, Illinois.

Commonly Known As: 3050-3060 North Kennicott Avenue, Arlington Heights, Illinois 60004

Permanent Index Numbers: 03-07-100-017 and 03-07-200-007

[SIGNATURE PAGE TO RELEASE DEED]

IRREVOCABLE LETTER OF INSTRUCTIONS TO TRANSFER AGENT

Date:  October 1, 2012

To the transfer agent of BONANZA GOLDFIELDS CORP.

Re:           Instruction to Reserve and Transfer Shares

Ladies and Gentlemen:

Reference is made to that certain Secured Convertible Promissory Note dated as of October 1, 2012 (the “Note”), made by BONANZA GOLDFIELDS CORP., a Nevada corporation (the “Company”), pursuant to which the Company agreed to pay to TONAQUINT, INC., a Utah corporation, its successors and/or assigns (the “Holder”), the aggregate sum of $1,660,000.00, plus interest, fees, and collection costs.  The Note was issued pursuant to that certain Securities Purchase Agreement dated October 1, 2012, by and between the Company and the Holder (the “Agreement” and together with the Note, the Warrant (as defined below), and all other documents entered into in conjunction therewith, including any amendments or waivers, the “Loan Documents”).  Pursuant to the terms of the Note, the Note may be converted into shares of the common stock, par value $0.0001 per share, of the Company (the “Common Stock”) (the shares of Common Stock issuable upon any conversion or otherwise under the Note, the “Conversion Shares”).

Reference is also made to that certain Warrant to Purchase Shares of Common Stock dated October 1, 2012 (as the same may be amended from time to time, the “Warrant”), issued by the Company in connection with the Agreement, pursuant to which the Holder may purchase shares of Common Stock.  All shares of Common Stock that may be purchased under the Warrant or that the Company is otherwise required to issue to the Holder or its broker upon any exercise of the Warrant are hereinafter referred to as the “Warrant Shares”.  The Conversion Shares, together with the Warrant Shares, are hereinafter referred to as the “Shares.”

Pursuant to the terms of the Agreement, until all of the Company’s obligations under the Agreement and the Note are paid and performed in full, the Company has agreed to at all times require its transfer agent to establish a reserve of shares of authorized but unissued Common Stock equal to the amount calculated as follows (such calculated amount is referred to herein as the “Share Reserve”): (i) beginning on the Closing Date (as defined in the Agreement) and ending four (4) months thereafter, 75,000,000 shares of Common Stock, (ii) beginning four (4) months after the Closing Date and continuing until the Company no longer has any obligations under the Agreement and the Note, two (2) times the Outstanding Balance divided by the Market Price.

This irrevocable letter of instructions (this “Letter”) shall serve as the authorization and direction of the Company to Transfer Online, Inc., or its successors, as the Company’s transfer agent (hereinafter, “you” or “your”), to reserve shares of Common Stock and to issue (or where relevant, to reissue in the name of Holder) shares of Common Stock to the Holder or its broker, upon conversion of the Note or exercise of the Warrant, as follows:

1. From and after the date hereof and until all of the Company’s obligations under the Agreement and the Note are paid and performed in full, (a) you shall establish a reserve of shares of authorized but unissued Common Stock intended to cover the Share Reserve in an amount not less than 75,000,000 shares (the “Transfer Agent Reserve”), (b) you shall maintain and hold the Transfer Agent Reserve for the exclusive benefit of the Holder, (c) you shall issue the shares of Common Stock held in the Transfer Agent Reserve to the Holder or its broker only (subject to the immediately following clause (d)), (d) when you issue shares of Common Stock to the Holder or its broker under the Note pursuant to the other instructions in this Letter, you shall not issue any such shares from the Transfer Agent Reserve, unless the Holder delivers to you written pre-approval of such issuance, (e) you shall not reduce the Transfer Agent Reserve under any circumstances, unless the Holder delivers to you written pre-approval of such reduction, and (f) you shall immediately add shares of Common Stock to the Transfer Agent Reserve as and when requested by the Company in writing from time to time.

2. You shall issue the Conversion Shares to the Holder or its broker in accordance with Paragraph 4 upon a conversion of all or any portion of the Note, upon delivery to you of (a) a duly executed Notice of Conversion substantially in the form attached hereto as Exhibit A (the “Conversion Notice”), and (b) either (i) written confirmation from the Holder that the Conversion Shares are registered pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “1933 Act”), or (ii) a legal opinion from either the Holder’s or the Company’s counsel that the issuance of the Conversion Shares to the Holder is exempt from registration under the 1933 Act or otherwise as to the free transferability of the Conversion Shares, dated within ninety (90) days from the date of conversion; provided, however, that (assuming the Conversion shares are not registered for resale under the 1933 Act) unless such opinion of counsel indicates that, pursuant to Rule 144 promulgated under the 1933 Act (“Rule 144”) or any other available exemption under the 1933 Act, certificates may be issued or delivered without restrictive legend in accordance with the applicable securities laws of the United States, then any certificates for such Conversion Shares shall bear the following restrictive legend:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES OR AN OPINION OF COUNSEL IN FORM, SUBSTANCE AND SCOPE CUSTOMARY FOR OPINIONS OF COUNSEL IN COMPARABLE TRANSACTIONS OR OTHER EVIDENCE ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED, OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

Please note that a share issuance resolution is not required for each conversion since this Letter and the Loan Documents have been approved by the Company’s board of directors. For the avoidance of doubt, this Letter is your authorization and instruction by the Company to issue the Conversion Shares pursuant to this Letter without any further authorization or direction from the Company. You shall rely exclusively on the instructions in this Letter and shall have no liability for relying on any Conversion Notice provided by the Holder. Any Conversion Notice delivered hereunder shall constitute an irrevocable instruction to you to process such notice or notices in accordance with the terms thereof, without any further direction or inquiry. Such notice or notices may be transmitted to you by fax, email, or any commercially reasonable method.

3. You shall issue the Warrant Shares to Holder or its broker in accordance with Paragraph 4 upon exercise of all or any portion of the Warrant, upon delivery to you of (a) a duly executed Notice of Exercise substantially in the form attached hereto as Exhibit B (the “Notice of Exercise”), and (b) either (i) written confirmation from Holder that the Warrant Shares are registered pursuant to an effective registration statement under the 1933 Act, or (ii) a legal opinion from either the Holder’s or the Company’s counsel that the issuance of the Warrant Shares to the Holder is exempt from registration under the 1933 Act or otherwise as to the free transferability of the Warrant Shares, dated within ninety (90) days from the exercise date; provided, however, that (assuming the Warrant Shares are not registered for resale under the 1933 Act) unless such opinion of counsel indicates that, pursuant to Rule 144 or any other available exemption under the 1933 Act, certificates may be issued or delivered without restrictive legend in accordance with the applicable securities laws of the United States, then any certificates for such Warrant Shares shall bear the following restrictive legend:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES OR AN OPINION OF COUNSEL IN FORM, SUBSTANCE AND SCOPE CUSTOMARY FOR OPINIONS OF COUNSEL IN COMPARABLE TRANSACTIONS OR OTHER EVIDENCE ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED, OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

No separate share issuance resolution from the Company is required with respect to each exercise of the Warrant and issuance of Warrant Shares.  You shall rely exclusively on the instructions in this Letter and shall have no liability for relying on any Notice of Exercise provided by Holder. Any Notice of Exercise delivered hereunder shall constitute irrevocable instructions to you to process such notice or notices in accordance with the terms thereof, without any further direction or inquiry. Such notice or notices may be transmitted to you by fax, email, or any commercially reasonable method.

4. In the case of your receipt of a Conversion Notice or Notice of Exercise pursuant to Paragraph 2 and/or Paragraph 3 above, you shall, within three (3) Trading Days (as defined below) thereafter, (a) if you are eligible to participate in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer Program, and the Common Stock is eligible to be transferred electronically with DTC through the Deposit Withdrawal at Custodian system (“DWAC Eligible”), credit such aggregate number of DWAC Eligible shares of the Common Stock to the Holder’s or its designee’s balance account with DTC, provided the Holder identifies its bank or broker (by providing its name and DTC participant number) and causes its bank or broker to initiate such DWAC Eligible transaction, or (b) if the Common Stock is not then DWAC Eligible, issue and deliver to the Holder or its broker (as specified in the applicable Conversion Notice or Notice of Exercise), via reputable overnight courier, to the address specified in the Conversion Notice or the Notice of Exercise, as the case may be, a certificate, registered in the name of the Holder or its designee, representing such aggregate number of shares of Common Stock as have been requested by the Holder to be transferred in the Conversion Notice or the Notice of Exercise, as applicable.  For purposes hereof, “Trading Day” shall mean any day on which the New York Stock Exchange is open for customary trading. Notwithstanding any other provision hereof, the Company and the Holder understand that you shall not be required to perform any issuance or transfer of Shares if (y) such an issuance or transfer of Shares is in violation of any state or federal securities laws or regulations, or (z) the issuance or transfer of Shares is prohibited or stopped as required or directed by a court order.

5. You understand that a delay in the delivery of Shares hereunder could result in economic loss to the Holder and that time is of the essence in your processing of each Conversion Notice and Notice of Exercise.

6. To the extent the applicable Shares being issued or reissued will be certificated, the certificates representing the Shares to be issued or reissued pursuant to Paragraph 2 or Paragraph 3 above shall (a) be in the name of the Holder, (b) not bear any legend restricting transfer, (c) not be subject to any stop-transfer restrictions, and (d) shall otherwise be freely transferable on the books and records of the Company, if:

6.1. the Conversion Notice or Notice of Exercise, as applicable, is accompanied by the opinion of counsel described in Paragraph 2 or Paragraph 3 opining that, pursuant to Rule 144 or any other available exemption under the 1933 Act, the certificates may be issued or delivered without restrictive legend in accordance with the applicable securities laws of the United States;

6.2. the Conversion Notice or Notice of Exercise, as applicable, is accompanied by a shareholder representation letter providing that (a) the date on which the Conversion Notice or Notice of Exercise is submitted to you is (i) more than twelve (12) months following the date the Note or Warrant was issued or (ii) more than six (6) months (but not more than twelve (12) months) following the date the Note or Warrant was issued, and (b) the holder is not an “affiliate”, as defined in Rule 144 (a)(i) under the 1933 Act, of the Company; and

6.3. only to the extent Paragraph 6.2(a)(ii) immediately above is applicable, the Company is subject to the reporting requirements of Sections 13 or 15(d) of the Securities Exchange Act of 1934, as amended, and is current in its reporting obligations thereunder.

7. The Company hereby confirms to you and to the Holder that no instruction other than as contemplated herein (including instructions to increase the Transfer Agent Reserve as necessary pursuant to Paragraph 1(f) above) will be given to you by the Company with respect to the matters referenced herein. The Company hereby authorizes you, and you shall be obligated, to disregard any contrary instruction received by or on behalf of the Company or any other person purporting to represent the Company.

8. The Company hereby agrees to notify the Holder in the event of any replacement of Transfer Online, Inc. as the Company’s transfer agent.

9. The Company acknowledges that the Holder is relying on the representations and covenants made by the Company in this Letter and that the representations and covenants contained in this Letter constitute a material inducement to the Holder to make the loan evidenced by the Note.  The Company further acknowledges that without such representations and covenants of the Company, the Holder would not have made the loan to the Company evidenced by the Note.

10. The Company shall indemnify you and your officers, directors, principals, partners, agents and representatives, and hold each of them harmless from and against any and all loss, liability, damage, claim or expense (including the reasonable fees and disbursements of its attorneys) incurred by or asserted against you or any of them arising out of or in connection with the instructions set forth herein, the performance of your duties hereunder and otherwise in respect hereof, including the costs and expenses of defending yourself or themselves against any claim or liability hereunder, except that the Company shall not be liable hereunder as to matters in respect of which it is determined that you have acted with gross negligence or in bad faith.

11. The Holder is an intended third-party beneficiary of this Letter. The parties hereto specifically acknowledge and agree that in the event of a breach or threatened breach by a party hereto of any provision hereof, the Holder will be irreparably damaged, and that damages at law would be an inadequate remedy if this Letter were not specifically enforced.  Therefore, in the event of a breach or threatened breach of this Letter, the Holder shall be entitled, in addition to all other rights or remedies, to an injunction restraining such breach, without being required to show any actual damage or to post any bond or other security, and/or to a decree for a specific performance of the provisions of this Letter.

12. This Letter shall be fully binding and enforceable against the Company even if it is not signed by the Company’s transfer agent. If the Company takes (or fails to take) any action contrary to this Letter, then such action or inaction will constitute a default under the Loan Documents. Although no additional direction is required by the Company, any refusal by the Company to immediately confirm this Letter and the instructions contemplated herein to the Company’s transfer agent will constitute a default under the Loan Documents.

13. By signing below, each individual executing this Letter on behalf of an entity represents and warrants that he or she has authority to so execute this Letter on behalf of such entity and thereby bind such entity to the terms and conditions hereof.

[SIGNATURE PAGE FOLLOWS]

Very truly yours,

Bonanza Goldfields Corp.

By:
Name
Title

ACKNOWLEDGED AND AGREED:

THE HOLDER:

Tonaquint, Inc.

By: _________________________

       John M. Fife, President

THE TRANSFER AGENT:

Transfer Online, Inc.

[Signature page to Irrevocable Letter of Instructions to Transfer Agent]

By:

Name:

Title:

Attachments:

Exhibit A – Form of Conversion Notice

Exhibit B – Form of Notice of Exercise

[Signature page to Irrevocable Letter of Instructions to Transfer Agent]

EXHIBIT A

FORM OF CONVERSION NOTICE

[attached]

EXHIBIT B

FORM OF NOTICE OF EXERCISE

[attached]

BONANZA GOLDFIELDS CORP.
SECRETARY’S CERTIFICATE

I, ____________________, hereby certify that I am the duly elected, qualified and acting Secretary of BONANZA GOLDFIELDS CORP., a Nevada corporation (the “Company”), and am authorized to execute this Secretary’s Certificate (this “Certificate”) on behalf of the Company.  This Certificate is delivered in connection with that certain Securities Purchase Agreement dated October 1, 2012 (the “Purchase Agreement”), by and between the Company and Tonaquint, Inc., a Utah corporation.  All capitalized terms used but not defined in this Certificate shall have the meanings set forth in the Purchase Agreement.

Solely in my capacity as Secretary, I certify that Schedule 1 attached hereto is a true, accurate and complete copy of all of the resolutions adopted by the Board of Directors of the Company (the “Resolutions”) approving and authorizing the execution, delivery and performance of the Purchase Agreement and related documents to which the Company is a party on the date hereof, and the transactions contemplated thereby.  Such Resolutions have not been amended, rescinded or modified since their adoption and remain in effect as of the date hereof.

IN WITNESS WHEREOF, I have executed this Secretary’s Certificate as of October 1, 2012.

Bonanza Goldfields Corp.

Printed Name:
Title: Secretary

Share Issuance Resolution
Authorizing The Issuance Of New Shares Of Common Stock In

Bonanza Goldfields Corp.

___________________________

Effective October 1, 2012

___________________________

The undersigned, as a qualified officer of Bonanza Goldfields Corp., a Nevada corporation (the “Company”), hereby certifies that this Share Issuance Resolution is authorized by and consistent with the resolution of the Company’s board of directors regarding (i) that certain Secured Convertible Promissory Note in the face amount of $1,660,000.00 with an original issuance date of October 1, 2012 (the “Note”), made by the Company in favor of Tonaquint, Inc., a Utah corporation, its successor and/or assigns (“Tonaquint”), and (ii) that certain Warrant to Purchase Shares of Common Stock issued by the Company to Tonaquint (the “Warrant”), all pursuant to that certain Securities Purchase Agreement dated October 1, 2012 between the Company and Tonaquint (the “Purchase Agreement”).

RESOLVED, that Transfer Online, Inc., as transfer agent (including any successor transfer agent, the “Transfer Agent”) of shares of the Company’s common stock, $0.0001 par value per share (“Common Stock”), is authorized to rely upon:

(i)	a Conversion Notice substantially in the form of Exhibit A attached hereto, whether an original or a copy (the “Conversion Notice”),

(ii)
the Pre-Installment Notice and Installment Date Notice substantially in the forms of Exhibit B-1 and Exhibit B-2, respectively, attached hereto, whether originals or copies (collectively, the “Company Installment Notices”), and

(iii)	a Notice of Exercise of Warrant substantially in the form of Exhibit C attached hereto, whether an original or a copy (the “Notice of Exercise”),

in each case without any further inquiry, to be delivered to the Transfer Agent from time to time either by the Company or Tonaquint.

RESOLVED FURTHER, that the Transfer Agent is authorized to issue the number of:

(i)	“Section 3 Conversion Shares” (representing shares of Common Stock) set forth in each Conversion Notice delivered to the Transfer Agent,

(ii)
shares designated “to be delivered” in each Company Installment Notice delivered to the Transfer Agent, and all other shares of Common Stock the Company may subsequently instruct the Transfer Agent to issue in connection with each such Company Installment Notice, and

(iii)	“Delivery Shares” (representing shares of Common Stock) set forth in each Notice of Exercise delivered to the Transfer Agent,

with such shares to be issued in the name of Tonaquint, or its successors, transferees, or designees, free of any restricted security legend, as permitted by the Note or the Warrant, as the case may be.

RESOLVED FURTHER, that consistent with Section 5.1(o) of the Purchase Agreement, the Transfer Agent is authorized and directed to immediately create a share reserve equal to 75,000,000 shares of the Company’s common stock for the benefit of Tonaquint (the “Share Reserve”); provided that the Share Reserve is required to be adjusted from time to time by written instructions provided to the Transfer Agent by the Company as required by the Purchase Agreement.

RESOLVED FURTHER, that Tonaquint must consent in writing to any reduction of the Share Reserve; provided, however, that upon (i) full conversion and/or full repayment of the Note and (ii) the complete exercise (or expiration) of the Warrant, the Share Reserve will terminate thirty (30) days thereafter.

RESOLVED FURTHER, that the Company shall indemnify the Transfer Agent and its employees against any and all actions taken by Transfer Agent in reliance upon this Share Issuance Resolution.

The undersigned officer of the Company hereby certifies that this is a true copy of the Company’s Share Issuance Resolution, effective as of the date set forth below, and that said resolution has not been in any way rescinded, annulled, or revoked, but the same is still in full force and effect.

Officer’s Signature	Date

Printed Name and Title

Bonanza Goldfields Corp.
2415 East Camelback Road, Suite 700
Phoenix, AZ 85016
Date: October 1, 2012

Tonaquint, Inc.                                                                                                                                                             VIA FAX:  ________________
303 East Wacker Drive, Suite 1200
Chicago, Illinois 60601

Reference is hereby made to that certain Securities Purchase Agreement (the “Purchase Agreement”) dated October 1, 2012 between Bonanza Goldfields Corp., a Nevada corporation (the “Company”), and Tonaquint, Inc., a Utah corporation (“Purchaser”). Pursuant to Section 5.2(q) of the Purchase Agreement, the Company hereby certifies to Purchaser as follows with respect to the month ending __________________, 20___ (the “Applicable Month”):

______                      No Anti-Dilution Event (as defined in the Purchase Agreement) occurred during the Applicable Month.

______                      The following Anti-Dilution Event(s) occurred during the Applicable Month:

A.                                Date of Anti-Dilution Event:
B.                                 Purchaser(s):
C.                                Anti-Dilution Event Price:
D.                                Description of Anti-Dilution Event:

ACKNOWLEDGED AND CERTIFIED:

Bonanza Goldfields Corp.

By:
Name:
Title: